Exhibit 32.2



   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT
   18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
            906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the accompanying Form 10-QSB of Dover
Investments Corporation for the quarter ended September 30, 2004,
I, Erika Kleczek, Principal Financial Officer of Dover
Investments Corporation, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	(1) such Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of Section
           13(a) or 15(d) of the Securities Exchange Act of 1934;
           and

      (2) the information contained in such Form 10-QSB for the quarter ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date:	November 10, 2004		By: /s/ Erika Kleczek
                                      Erika Kleczek
					        Principal Financial
                                      Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dover Investments Corporation and will be retained by Dover Investments Corporation and furnished to the Securities and Exchange Commission or its staff upon request.